Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO LETTER AGREEMENT

THIS AMENDMENT NO. 1 TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of January 10, 2024, by and among (i) Spring Valley Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), (ii) Spring Valley Acquisition Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”), and (iii) the other undersigned persons (each such other undersigned person, an “Insider” and collectively, the “Insiders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Letter Agreement (as defined below).

RECITALS

WHEREAS, the Company, the Sponsor and each of the Insiders are parties to that certain Letter Agreement, dated as of October 12, 2022 (the “Original Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which, the Sponsor and the Insiders each agreed with the Company, among other matters, to certain transfer restrictions with respect to any Founder Shares, Private Placement Warrants or Ordinary Shares issued or issuable upon conversion of the Founder Shares of Private Placement Warrants;

WHEREAS, the parties hereto desire to amend the Original Agreement as provided herein; and

WHEREAS, pursuant to Paragraph 13 of the Original Agreement, the Original Agreement can be amended by a written instrument executed by all parties to the agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

Amendments to the Letter Agreement. The parties hereby agree to the following amendments to the Letter Agreement:

(a)	Paragraph 12(a) is amended by deleting the words “on or after the first anniversary of the Business Combination Closing” and replacing them with the words “at least 120 days after the Business Combination Closing”.

(b)	Paragraph 12(d) is amended by deleting the words “on or after the first anniversary of the Business Combination Closing” and replacing them with the words “commencing at least 120 days after the Business Combination Closing”.

Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the date first set forth above.

Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

[Signature Page to Amendment No. 1 to Letter Agreement]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment No. 1 to Letter Agreement as of the date first above written.

SPRING VALLEY ACQUISITION SPONSOR II, LLC, a Delaware limited liability company

By:	/s/ David Levinson
Name:	David Levinson
Title:	Corporate Secretary

/s/ Christopher Sorrells
Christopher Sorrells

/s/ Robert Kaplan
Robert Kaplan

/s/ David Levinson
David Levinson

/s/ Kevin Pohler
Kevin Pohler

/s/ David Buzby
David Buzby

/s/ Richard Thompson
Richard Thompson

/s/ Sharon Youngblood
Sharon Youngblood

[Signature Page to Amendment No. 1 to Letter Agreement]

Acknowledged and Agreed:

SPRING VALLEY ACQUISITION CORP. II,

a Cayman Islands exempted company

By:	/s/ Christopher Sorrells
Name:	Christopher Sorrells
Title:	Chief Executive Officer and Chairman

[Signature Page to Amendment No. 1 to Letter Agreement]